Exhibit 32
Section 1350 Certification
Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
(Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code)

Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of Otis Worldwide Corporation, a Delaware corporation (the “Corporation”), does hereby certify that:

The Quarterly Report on Form 10-Q for the quarter ended June 30, 2023 (the “Form 10-Q”) of the Corporation fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Corporation.

Date:	July 27, 2023	/s/ JUDITH F. MARKS
Judith F. Marks
Chair, President and Chief Executive Officer

Date:	July 27, 2023	/s/ ANURAG MAHESHWARI
Anurag Maheshwari
Executive Vice President and Chief Financial Officer

Date:	July 27, 2023	/s/ MICHAEL P. RYAN
Michael P. Ryan
Vice President and Chief Accounting Officer